                                                                    EXHIBIT 99.2


                                FORM OF ELECTION
                                      AND
                             LETTER OF TRANSMITTAL

         TO ACCOMPANY CERTIFICATES REPRESENTING SHARES OF COMMON STOCK
                                       OF

                                COMPS.COM, INC.

                       IN CONNECTION WITH THE ACQUISITION
                    BY COSTAR GROUP, INC. OF COMPS.COM, INC.

            PLEASE CAREFULLY FOLLOW THE INSTRUCTIONS CONTAINED BELOW
                            ------------------------

                SUBJECT TO PRORATION, YOU MAY ELECT TO EXCHANGE
                   YOUR SHARES OF COMPS.COM COMMON STOCK FOR:

-- $7.50 in cash
-- 0.31496 shares of CoStar common stock
-- A combination of cash and CoStar common stock

                            ------------------------

                                EXCHANGE AGENT:
                        AMERICAN STOCK TRANSFER & TRUST
                           40 WALL STREET, 46TH FLOOR
                            NEW YORK, NEW YORK 10005


                        If By Mail or Overnight Courier:


                        American Stock Transfer & Trust


                                 6201 15th Ave.


                                  Third Floor


                               Brooklyn, NY 11219


                       SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.


     This letter of transmittal, the COMPS.COM common stock certificates and any other required documents (collectively, the "Exchange Materials") should be sent by each holder of COMPS.COM common stock to the Exchange Agent so that the Exchange Materials are received by the Exchange Agent at or prior to 5:00 p.m. (Eastern Time) on February 4, 2000 (the "Delivery Deadline"). Delivery of the Exchange Materials (or any part of them) to an address other than as set forth above will not constitute valid delivery. Copies of the Merger Agreement, this Letter of Transmittal and the Proxy Statement/Prospectus previously provided to stockholders of COMPS.COM may be requested from the Exchange Agent at the addresses shown above. If you have any questions regarding this Letter of Transmittal, please call the customer service department of American Stock Transfer & Trust at (800) 937-5449.


Ladies and Gentlemen:


     The undersigned hereby transfers the COMPS.COM common stock certificates, subject to completion of the merger, identified in Column 1 of Box A below, with the request that:


     - the number of shares of COMPS.COM common stock listed in Column 3 of Box A be converted into shares of CoStar common stock at the exchange ratio provided in the Merger Agreement, subject to proration, and

     - the number of shares of COMPS.COM common stock listed in Column 4 of Box A be converted into $7.50 cash per share, subject to proration.

     As used in this letter, all references to the Merger Agreement are to the Agreement and Plan of Merger, dated as of November 3, 1999, by and among COMPS.COM, INC., CoStar Group, Inc. and Acq Sub, Inc.

     The undersigned represents and warrants that the undersigned has full power and authority to surrender the COMPS.COM common stock certificate(s) surrendered herewith, free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned understands and acknowledges that the method of delivery of the certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss of such certificate(s) shall pass only after the Exchange Agent has actually received the certificate(s). All questions as to the validity, form and eligibility of any election and surrender of certificate(s) hereunder shall be determined by the Exchange Agent, and such determination shall be final and binding. Upon request, the undersigned shall execute and deliver all additional documents deemed by the Exchange Agent to be necessary to complete the conversion, cancellation and retirement of the shares of COMPS.COM common stock delivered herewith. No authority hereby conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     The undersigned understands that CoStar will pay to each former stockholder of COMPS.COM who otherwise would be entitled to receive a fractional share of CoStar common stock an amount in cash in lieu of any fractional share.

     Unless otherwise indicated in Box B entitled "Special Issuance and Payment Instructions," any check for cash in lieu of a fractional share, any check for shares of COMPS.COM common stock converted into cash, and any certificate for CoStar common stock will be issued in the name of the registered holder(s) of the shares of COMPS.COM common stock appearing below. Similarly, unless otherwise indicated in Box C entitled "Special Delivery Instructions," any check for cash in lieu of a fractional share, any check for shares of COMPS.COM common stock converted into cash, and any certificate for CoStar common stock will be mailed to the registered holder(s) of the shares of COMPS.COM common stock at the addresses of the registered holder(s) appearing below under Box A, entitled "Election and Description of Shares Deposited." In the event that Box B, entitled, "Special Issuance and Payment Instructions" and Box C entitled "Special Delivery Instructions" both are completed, any check for cash in lieu of a fractional share, any check for shares of COMPS.COM common stock converted into cash, and any certificates for CoStar common stock will be issued in the name(s) of the person(s), and such check and such certificate(s) will be mailed to the address(es), indicated.

     THE UNDERSIGNED UNDERSTANDS THAT COSTAR HAS AGREED TO PAY FOR 49.9% OF THE OUTSTANDING SHARES OF COMPS.COM COMMON STOCK IN CASH AND TO PAY FOR THE REMAINING 50.1% OF THE OUTSTANDING SHARES OF COMPS.COM COMMON STOCK IN SHARES OF COSTAR COMMON STOCK. IF COMPS.COM STOCKHOLDERS ELECT AS A GROUP TO RECEIVE MORE CASH OR MORE SHARES OF COSTAR COMMON STOCK THAN THE AMOUNT AVAILABLE, THOSE STOCKHOLDERS WHO MAKE AN ELECTION IN THE OVERSUBSCRIBED CATEGORY WILL NOT RECEIVE THE CONSIDERATION ENTIRELY IN THE FORM THAT THEY ELECT. INSTEAD, THEIR ELECTION WILL BE PRORATED SO THAT, ON AN OVERALL BASIS, COSTAR WILL PAY THE CONSIDERATION IN THE AGREED-UPON PERCENTAGES OF CASH AND SHARES OF COSTAR COMMON STOCK.

                                     BOX A:

DESCRIBE IN BOX A BELOW, AND MAKE AN ELECTION WITH RESPECT TO, THE SHARES OF COMPS.COM COMMON STOCK THAT YOU INTEND TO EXCHANGE WITH THIS ELECTION FORM.

--------------------------------------------------------------------------------

                                   ELECTION AND DESCRIPTION OF SHARES DEPOSITED
------------------------------------------------------------------------------------------------------------------
  NAME AND ADDRESS OF HOLDER OF
               RECORD
    AS SHOWN ON THE RECORDS OF
             COMPS.COM                                   CERTIFICATES DEPOSITED AND ELECTION
------------------------------------------------------------------------------------------------------------------
                                                            COLUMN 2
                                        COLUMN 1            NUMBER OF           COLUMN 3            COLUMN 4
                                       CERTIFICATE           SHARES         NUMBER OF SHARES        NUMBER OF
                                         NUMBER          REPRESENTED BY      TO BE CONVERTED      SHARES TO BE
                                        DELIVERED        CERTIFICATES IN     INTO SHARES OF      CONVERTED INTO
                                        HEREWITH            COLUMN 1       COSTAR COMMON STOCK        CASH
                                   -------------------------------------------------------------------------------

                                   -------------------------------------------------------------------------------

                                   -------------------------------------------------------------------------------

                                   -------------------------------------------------------------------------------

                                   -------------------------------------------------------------------------------

                                   -------------------------------------------------------------------------------

   (ATTACH SEPARATE SCHEDULE IF           TOTAL
             NECESSARY)                  SHARES

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NO HOLDER OF SHARES OF COMPS.COM COMMON STOCK MAY ELECT TO HAVE A FRACTION OF A
SHARE CONVERTED INTO SHARES OF COSTAR COMMON STOCK. ALL ELECTIONS MUST BE MADE WITH RESPECT TO WHOLE SHARES ONLY.

                                     BOX B:
                              SPECIAL ISSUANCE AND
                              PAYMENT INSTRUCTIONS

To be completed ONLY if the check for COMPS.COM common stock converted to cash, cash in lieu of a fractional share, and/or the certificate(s) for CoStar common stock are to be paid or issued in the name of someone other than the person(s) in whose name(s) the Certificate(s) representing the shares of COMPS.COM common stock listed in this Letter of Transmittal are registered. (Unless otherwise indicated in Box C, the check and/or certificate(s) will be mailed to the address indicated in this Box B.)

Issue check for COMPS.COM common stock converted to cash, cash in lieu of a fractional share and/ or certificate(s) for CoStar common stock to:

Name:
----------------------------------------------

----------------------------------------------

----------------------------------------------
                                    (Please print)

Address:
--------------------------------------------

--------------------------------------------

--------------------------------------------
                                   (Include zip code)

------------------------------------------------------

------------------------------------------------------

------------------------------------------------------

------------------------------------------------------
                (Taxpayer Identification or Social Security No.)
                           (See Substitute Form W-9)

                                     BOX C:
                         SPECIAL DELIVERY INSTRUCTIONS
                              (CHANGE OF ADDRESS)

To be completed ONLY if the following are to be mailed to an address other than that indicated in Box A or Box B: (i) the check for COMPS.COM common stock converted to cash; (ii) the check for cash in lieu of a fractional share and/or
(iii) the certificate(s) representing any CoStar common stock issued for any shares of COMPS.COM common stock listed in this Letter of Transmittal.

Mail check and/or certificate(s) for CoStar common stock to:

Name:
----------------------------------------------

----------------------------------------------

----------------------------------------------
                                    (Please print)

Address:
--------------------------------------------

--------------------------------------------

--------------------------------------------
                                   (Include zip code)

------------------------------------------------------

------------------------------------------------------

------------------------------------------------------

------------------------------------------------------
                (Taxpayer Identification or Social Security No.)
                           (See Substitute Form W-9)

     The undersigned understands and agrees that the acceptance and delivery of any Letters of Transmittal by or to the Exchange Agent will not of itself create any right to receive cash or CoStar common stock in exchange for the shares of COMPS.COM common stock listed in this Letter of Transmittal, and that such right will arise only to the extent provided in the Merger Agreement.

                                   SIGN HERE
                      (COMPLETE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Name(s)
--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title)
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Tax Identification or Social Security Number:
----------------------------------------------------------------------
                                            (See Substitute Form W-9)
Dated:
-------------------- , 200--

     (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by an agent, attorney, administrator, executor, guardian, trustee, officer of a corporation or any other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                              (SEE INSTRUCTION 4)

                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature(s)
--------------------------------------------------------------------------------

Name
--------------------------------------------------------------------------------

Name of Firm
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number
--------------------------------------------------------------------------------

Dated
----------------------------

NOTE: A Guarantee of Signature is required ONLY if checks in payment of any cash and/or new certificates of CoStar common stock are to be payable to the order of and/or registered in names other than on the surrendered certificates.

              INSTRUCTIONS FOR COMPLETION OF LETTER OF TRANSMITTAL

     This Letter of Transmittal should be properly filled in, dated, signed and delivered, together with the certificate(s) representing the shares of COMPS.COM common stock currently held by you, to the Exchange Agent. Please read and carefully follow the instructions regarding completion of this Letter of Transmittal set forth below.

INSTRUCTIONS

     1. EXECUTION AND DELIVERY

     This Letter of Transmittal, or a photocopy of it, should be properly completed, dated and signed, and should be delivered, together with the certificate(s) representing your COMPS.COM common stock, to the Exchange Agent at the appropriate address set forth on the cover page of this Letter of Transmittal before the Delivery Deadline.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, AND THE CERTIFICATE(S) FOR SHARES OF COMPS.COM COMMON STOCK IS AT THE OPTION AND RISK OF THE STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. EXCEPT AS OTHERWISE PROVIDED, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT.

     2. SIGNATURES

     The signature (or signatures, in the case of certificate(s) owned by two or more joint holders) on this Letter of Transmittal must correspond exactly to the name(s) on the face of the certificate(s) sent to the Exchange Agent, unless the shares of COMPS.COM common stock represented by the certificate(s) have been transferred by the holder(s) of record. If there has been any such transfer, the signature(s) on the Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the accompanying stock powers attached to or endorsed on the certificate(s) (see Instruction 4 below).

     If shares of COMPS.COM common stock are registered in different names on several certificates, it will be necessary to complete, sign and submit a separate Letter of Transmittal for each different registration of certificates. For example, if some certificates are registered solely in your name, some are registered solely in your spouse's name and some are registered jointly in the name of you and your spouse, three separate Letters of Transmittal should be submitted.

     3. CHECKS AND/OR CERTIFICATES IN SAME NAME

     If checks in payment of any cash and/or any new certificates for shares of CoStar common stock are to be payable to the order of and/or registered in exactly the same name on the surrendered certificate(s), you will not be required to endorse the surrendered certificate(s) or have your signature guaranteed. For corrections in name or changes in name not involving changes in ownership, see Instruction 4(c) below.

     4. CHECKS AND/OR CERTIFICATES IN DIFFERENT NAMES

     If checks in payment of any cash and/or any new certificates for shares of CoStar common stock are to be payable to the order and/or registered in a different name from the name on the surrendered certificate(s), or delivered to a different address, please follow these instructions:

          (a) Registered Holders. If the registered holder of certificate(s) signs the Letter of Transmittal, the registered holder should complete Box B and/or Box C and have signature(s) guaranteed on this Letter of Transmittal. No endorsements or signature guarantees on certificate(s) or stock powers are required in this case.

          (b) Transferees. If the Letter of Transmittal is signed by a personother than the registered holder, the certificate(s) surrendered must be properly endorsed or accompanied by appropriate stock power(s) properly executed by the record holder of such certificate(s) to the person who is to receive the check or certificate representing CoStar common stock. The signature of the record holder on the endorsement(s) or stock power(s) must correspond with the name that appears on the face of the certificate(s) in every particular and must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each of the foregoing an "Eligible Institution"). If this Instruction 4(b) applies, please check with your financial institution or brokerage firm immediately to determine whether it is an Eligible Institution or will need to help you locate an Eligible Institution

          (c) Correction of or Change in Name. For a correction in name which does not involve a change in ownership, the surrendered certificate(s) should be appropriately endorsed: for example, "John A. Doe, incorrectly inscribed as John B. Doe," with the signature guaranteed by an Eligible Institution. For a change in name by marriage, etc., the surrendered certificate(s) should be appropriately endorsed: for example, "Mary Doe, now by marriage Mary Jones," with the signature guaranteed by an Eligible Institution.

     5. SUPPORTING EVIDENCE

     If any Letter of Transmittal, certificate, endorsement or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee or any person in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, there must be submitted (with the Letter of Transmittal, surrendered certificate(s) and/or stock powers) documentary evidence of appointment and authority to act in such capacity (including court orders when necessary), as well as evidence of the authority of the person making such execution to assign, sell or transfer the certificate(s). Such documentary evidence of authority must be in a form satisfactory to the Exchange Agent.

     6. NOTICE OF DEFECTS; RESOLUTION OF DISPUTES

     NEITHER COSTAR NOR THE EXCHANGE AGENT WILL BE UNDER ANY OBLIGATION TO NOTIFY YOU THAT THE EXCHANGE AGENT HAS NOT RECEIVED A PROPERLY COMPLETED LETTER OF TRANSMITTAL OR THAT THE LETTER OF TRANSMITTAL SUBMITTED IS DEFECTIVE IN ANY WAY.

     Any and all disputes with respect to Letters of Transmittal (including, but not limited to, matters relating to time limits and defects or irregularities in the surrender of any certificate) will be resolved by the Exchange Agent and its decision will be final and binding on all parties concerned. The Exchange Agent will have the absolute right, in its sole discretion, to reject any and all Letters of Transmittal and surrenders of certificates which are deemed by it to be not in proper form or to waive any immaterial irregularities in any Letter of Transmittal or in the surrender of any certificate. Surrenders of certificates will not be deemed to have been made until all defects or irregularities that have not been waived have been cured.

     7. FEDERAL TAX WITHHOLDING/SUBSTITUTE FORM W-9

     Federal income tax law requires each stockholder to provide the Exchange Agent with his/her current Taxpayer Identification Number ("TIN") on a Substitute Form W-9 set forth below. If such stockholder is an individual, the TIN is his/her social security number. If the Exchange Agent is not provided with the correct TIN, the stockholder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, reportable payments that are made to such stockholder or other payee who has not provided a correct TIN may be subject to 31% backup withholding.

     Certain persons (including, among others, tax-exempt organizations and certain foreign persons) are not subject to these backup withholding requirements. In order for a foreign person to qualify as an exempt recipient, that person must submit to the Exchange Agent a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that person's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any reportable payment made to the payee. Backup withholding is not an additional tax. Rather, any amount of tax withheld will be credited against the tax liability of the person subject to the withholding. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     If you have not been issued a TIN, but have applied for a TIN or intend to apply for a TIN in the near future, write "Applied For" in the space for the TIN in Part I of the Substitute Form W-9 and also complete the Certificate of Awaiting Taxpayer Identification Number. If the Exchange Agent is not provided with a TIN by the time of payment, 31% of all reportable payments made to you will be withheld.

     You are required to give the Exchange Agent the TIN (i.e., social security number or employer identification number) of the record owner of the COMPS.COM shares. If the shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS

     Any checks representing cash consideration and any certificates representing CoStar common stock will be mailed to the address of the holder of record as indicated in Box A, or to the person identified in Box B (if completed), unless instructions to the contrary are given in Box C.

     9. LOST STOCK CERTIFICATES

     If you are unable to locate the certificates representing your shares of COMPS.COM common stock, contact the Exchange Agent at the address provided in the Letter of Transmittal. The Exchange Agent will instruct you on the procedures to follow.


     10. OPTIONS



     The percentage cash elected and the percentage stock elected in Box A shall apply to all shares acquired as a result of exercise options between the Delivery Deadline and the effective time of the merger.



     11. MISCELLANEOUS




     As soon as practicable, the Exchange Agent will begin mailing and delivering checks and share certificates for CoStar common stock in exchange for certificates that have been received by the Exchange Agent. There will be a delay, however, if backup withholding pursuant to Instruction 7 applies.

----------------------------------------------------------------------------------------------------------------------------
  PAYOR'S NAME:
----------------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                  PART I--PLEASE PROVIDE YOUR TIN IN THE BOX AT THE       TIN: -------------------------
  FORM W-9                    RIGHT AND CERTIFY BY SIGNING AND DATING BELOW           Social security number OR
                                                                                      Employer identification number
                                                                                      ------------------------------
                             -----------------------------------------------------------------------------------------------
  Department of the Treasury  PART II--For Payees exempt from backup withholding, see the enclosed "Guidelines for
  Internal Revenue Service    Certification of Taxpayer Identification Number on Substitute Form W-9" and complete as instructed therein.
                             -----------------------------------------------------------------------------------------------
                              CERTIFICATION--Under penalties of perjury, I certify that:
                              (1) The number shown on this form is my correct TIN (or I am waiting for a number to be
  PAYOR'S REQUEST FOR         issued to me); and
  TAXPAYER
  IDENTIFICATION              (2) I am not subject to backup withholding because
  NUMBER (TIN)                    (a) I am exempt from backup withholding, or
  AND CERTIFICATION               (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report interest or dividends, or
                                  (c) the IRS has notified me that I am no longer subject to backup withholding.
                             -----------------------------------------------------------------------------------------------

                              CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
                              SIGNATURE                                                       DATE
                                       ------------------------------------------------------      -------------------------
                              NAME (Please Print)
                              ----------------------------------------------------------------------------------
                              ADDRESS (Please Print)
                              ------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART 1
                          OF THE SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

       I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all reportable payments made to me pursuant to the Merger will be withheld.

Signature                                                                  Date
------------------------------------------------------------  ------------------------------
Name (Please Print)
---------------------------------------------------------------------------------------------
Address (Please Print)
---------------------------------------------------------------------------------------------

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